Donald E. Morel, Jr., Ph.D.

Chairman and Chief Executive Officer

West Pharmaceutical Services

William J. Federici

Vice President & Chief Financial Officer

West Pharmaceutical Services

NYSE: WST

westpharma.com

UBS

Global Life Sciences Conference

September 24 - 27, 2007

WEST Pharmaceutical SERVICES

Investing for Sustainable Growth

         Certain statements contained in this presentation and certain statements that may be made by management of the
Company orally during this presentation contains some forward-looking statements that set forth anticipated results based on management’s plans and assumptions.  Such statements give our current expectations or forecasts of future events – they do not relate strictly to historical or current facts. We have tried, wherever possible, to identify such statements by using words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition.

          We cannot guarantee that any forward-looking statement will be realized. If known or unknown risks or uncertainties materialize, or if underlying assumptions are inaccurate, actual results could differ materially from past results and those expressed or implied in any forward-looking statement.  You should bear this in mind as you consider forward-looking statements. We cannot predict or identify all such risks and uncertainties, but factors that could cause the actual results to differ materially from expected and historical results include the following: Sales demand; the timing, regulatory approval and commercial success of customers’ products incorporating our products and services, including specifically, the Exubera®
Inhalation-Powder insulin device; customers’ changes to inventory requirements and manufacturing plans that alter existing orders or ordering patterns for our products; our ability to pass raw-material cost increases on to customers through price increases; maintaining or improving production efficiencies and overhead absorption; physical limits on manufacturing capacity that may limit our ability to satisfy anticipated demand; the timeliness and effects of capacity expansions, including the effects of delays associated with construction, availability and price of capital goods, and necessary internal, governmental and customer approvals; the availability of labor to meet increased demand; competition from other providers; the timely and successful negotiations of sales contracts with four of the Company’s largest customers during the second half of 2007, average profitability, or mix, of products sold in any reporting period; financial performance of unconsolidated affiliates;
strength of the U.S. dollar in relation to other currencies, particularly the Euro, UK Pound, Danish Krone, Japanese Yen and
Singapore Dollar; changing interest rates and investment returns that can affect the Company’s cost of funds and return on invested funds; interruptions or weaknesses in our supply chain, which could cause delivery delays or restrict the availability of raw materials and key bought-in components and finished products; raw-material price escalation, particularly petroleum-
based raw materials, and energy costs; availability and pricing of raw materials that may be affected by vendor concerns with exposure to product-related liability; and, changes in tax law or loss of beneficial tax incentives.

       We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Safe Harbor Statement

WEST Pharmaceutical SERVICES
Global Headquarters

Investing for Sustainable Growth

Founded in 1923

HQ in Lionville, PA

Corporate Background

Corporate Profile

World’s premier manufacturer
of components and systems
for injectable drug delivery

Closure systems and prefillable
syringe components

Components for disposable
systems

Devices and device sub-
assemblies

2006 sales $913M

Market cap $1.4 billion

WEST Pharmaceutical SERVICES

NOVARTIS
MERCK
AMGEN
Genentech IN BUSINESS FOR LIFE
gsk GlaxoSmithKline
AstraZeneca
Roche
NEKTAR
sanofi aventis
Pfizer
Wyeth
Medtronic When Life Depends on Medical Technology
Bristol-Myers Squibb
Lilly
BD
novo nordisk
Johnson & Johnson
Procter&Gamble
TEVA PHARMACEUTICAL INDUSTRIES LTD.
Baxter
B BRAUN
Abbott Laboratories
IVAX

Investing for Sustainable Growth

Diverse Customer Base

Company Estimated Market Share: 70% in Pharma; 70% in Device; 95% in Biotech

WEST Pharmaceutical SERVICES

Investing for Sustainable Growth

Global
Presence

32 manufacturing sites

34 sales offices

5 technical centers

Partner locations

Future China plants

6,000 employees

WEST Pharmaceutical SERVICES

Investing for Sustainable Growth

Key Company Developments

FY 2001 - 2005

New management team

Divestiture of non-core businesses

Focus returned to injectable packaging and delivery

Increased capital expenditures and capacity build in Europe

Strategic acquisitions

Strong revenue and profit growth

FY 2006

Debt restructuring

Integration of acquisitions

China initiative launched

Second European expansion

Strongest operating year in company history

FY 2007

Daikyo agreements extended to 2017

Issued $161.5 million of 4% convertible junior sub debt due 2047

Announced stock buy-back of up to 1 million shares

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2001
2002
2003
2004
2005
2006
$376
$413
$483
$542
$593
$686

Investing for Sustainable Growth

(in millions)

Strong Sales Growth 2002-2006

$227

           Acquisitions

          Core Business

$107

WEST Pharmaceutical SERVICES

Pharma
Systems
$644M
71%
Tech
Group
$279M
29%

Investing for Sustainable Growth

Segment Revenues - 2006

WEST Pharmaceutical SERVICES

North America
51%
Europe
40%
South America
5%
Asia Pacific
4%

Investing for Sustainable Growth

Geographic Sales Mix - 2006

Corporate Growth Strategy

Pharmaceutical Systems Segment

Market segmentation

Generate maximum value from key growth drivers

New product innovation

Lean manufacturing

Geographic expansion

Strategic acquisitions

Tech Group Segment

Leverage West customer base to build market share in multi-
material/multi-component systems for drug administration

Expand proprietary product portfolio through innovation and
strategic technology acquisitions

WEST Pharmaceutical SERVICES

→ →

Investing for Sustainable Growth

Market Dynamics Support West’s
Continued Growth

Increasing number of patients with chronic illnesses such as diabetes and cancer

Increasing demand for biologics 2006 Market: $56B*

Biologic drugs represent the fastest growing segment of the injectable pharma market (13% CAGR projected through 2010)*

Injectables currently account for ~15% of the global drug delivery market^

Point of care shift: Hospital   Specialty Clinic   Home

Parenteral dosage form migration

*Source: Datamonitor

^Source: Arrowhead Publishers

WEST Pharmaceutical SERVICES

Investing for Sustainable Growth

Dosage Form Migration

Reconstitution
System

Vial – Stopper – Seal

Prefillable Syringe

Ampoule

Auto-injectors

Market Dynamics Support West’s
Continued Growth

Increasing number of patients with chronic illnesses such as diabetes and cancer

Increasing demand for biologics 2006 Market: $56B*

Biologic drugs represent the fastest growing segment of the injectable pharma market (13% CAGR projected through 2010)*

Injectables currently account for ~15% of the global drug delivery market^

Point of care shift: Hospital   Specialty Clinic   Home

Parenteral dosage form migration

Emergence of delivery systems that combine the primary drug container and delivery platform

*Source: Datamonitor

^Source: Arrowhead Publishers

WEST Pharmaceutical SERVICES

Investing for Sustainable Growth

Convergence of Primary Containers and
Delivery Systems

Auto Injectors

with Cartridges

Components for
Pen System Applications

West’s Competitive Advantage

Unmatched experience/expertise: drug material interface

Ability to source components from multiple locations globally

Protected IP: West’s components and systems

Regulatory barrier to entry:  NDA and ANDA filing must include reference to all packaging/components in contact with the drug

1.

West Drug Master File (DMF) 1546 is confidential

2.

West DMF includes functionality data (multi-year studies)

3.

All primary package changes require new stability/functionality studies for new filing

Engineering expertise in high-volume manufacturing and assembly

Strategic Objectives

Continue to maintain market leadership position in the
biotechnology market

Components for

Prefillable Syringes

* FluroTec technology is licensed from Daikyo Seiko, Ltd.

FluroTec* and

Barrier Coatings

Westar®
Processing

Strategic Objectives

Expand position in the insulin/diabetes care segment

Components for
Pen System Applications

Components for

Traditional System
Applications

Devices

Strategic Objectives

Aggressively expand IP position via innovation and
selective acquisitions

Anti-Counterfeiting
Closures

Reconstitution Systems

Daikyo Crystal Zenith*
Systems

* Daikyo Crystal Zenith technology is licensed from Daikyo Seiko, Ltd.

WEST Pharmaceutical SERVICES

▪

Investing for Sustainable Growth

Strategic Objectives

Build manufacturing capabilities to meet market growth

Create financial flexibility through conservative balance
sheet management

Strategic Objectives

Prior Years’ Results
($M except per share)

$46.0

$61.5

Income from Continuing Operations

$1.41

$1.93

E.P.S. Continuing Operations –
Non-GAAP

$73.4

$101.0

Operating Profit

$120.3

$155.9

SG&A

    27.7%

28.7%

Gross Margin

   $699.7

   $913.3

Net Sales

    2005

     2006

2006 E.P.S. continuing operations – Non-GAAP excludes a $0.12 charge related to the refinancing of debt obligations and a $0.02 favorable tax benefit related to the settlement of a prior year tax claim.

WEST Pharmaceutical SERVICES

Investing for Sustainable Growth

June 30, 2007 Year-to-Date Results
($M except per share)

$35.0

$53.0

Income from Continuing
Operations

$1.15

$1.45

Non-GAAP E.P.S. from
Continuing Operations

$60.3

$74.4

Operating Profit

$71.2

$75.2

SG&A

    30%

30%

Gross Margin

  $463.0

$521.3

Net Sales

2006

   2007

Non-GAAP EPS excludes 6 cents of discrete tax benefits from 2007 reported results and excludes a 12 cent charge for debt refinancing and a 2 cent favorable tax benefit from 2006 reported results.

Capital Management

($M)

$90.3

$130.0

Full Year Capital Expenditures

31.1%

29.4%

     Net Debt to Total Capital

$419.3

$499.1

Total Equity & Minority Int.

$236.3

$384.7

Total Debt

$47.1

$177.3

Cash

     12/31/2006

    6/30/2007

Manage core business growth

Segmentation/therapeutic category management

Improve Tech Group profit margins

Shift product mix: focus on healthcare and proprietary products

Maximize global capacity utilization

Execute on European capacity expansion and China initiative

Execute innovation programs

Operating Priorities

2007 Guidance – as of August 2, 2007

Revenues – approximately $1.0 billion

Estimated consolidated gross margin of 29%

Fully diluted earnings per share of $2.27 to $2.37

Excluding 6 cents discrete tax benefits

R&D spending increased to $17 million

Capital spending of $120 to $130 million

Summary

2007 on pace for approximately 20% growth in EPS

West’s competitive advantages uniquely position the
Company to capitalize on growth drivers in key market
segments

Global manufacturing capability

Solid balance sheet

Management incentives closely tied to growth in
shareholder value

Strong corporate governance (ranked #8 in Russell 3000)

Donald E. Morel, Jr., Ph.D.

Chairman and Chief Executive Officer

West Pharmaceutical Services

William J. Federici

Vice President & Chief Financial Officer

West Pharmaceutical Services

NYSE: WST

westpharma.com

UBS

Global Life Sciences Conference

September 24 - 27, 2007